Inventories	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventories

19. Inventories

	2025	2024
Raw materials and consumables	12,326	12,565
Finished goods	56,211	53,037
Total	68,537	65,602

Inventories recognized as an expense during the year ended December 31, 2025 amounted to $552.7 million (2024: $555.7 million, 2023: $599.0 million) and were included in cost of goods sold in the consolidated statement of operations.

Write-downs of inventories to net realizable value during the year ended December 31, 2025 amounted to $8.0 million (2024: $3.1 million, 2023: $17.0 million). The write-downs were recognized as an expense during the years ended December 31, 2025, 2024 and 2023 and included in cost of goods sold in the consolidated statement of operations.